BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 1/31/03
   Distribution Date: 2/25/03
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   Balances
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                                                                       Initial      Period End
      Securitization Value                                      $1,547,538,089    $402,523,438
      Reserve Account                                              $81,245,750    $104,458,821
      Class A-1 Notes                                             $180,000,000              $0
      Class A-2 Notes                                             $600,000,000              $0
      Class A-3 Notes                                             $300,000,000              $0
      Class A-4 Notes                                             $389,660,000    $324,645,349
      Subordinated Note                                            $30,951,089     $30,951,089
      Class B Certificates                                         $46,927,000     $46,927,000

   Current Collection Period
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   Beginning Securitization Value                                 $477,133,342
      Principal Reduction Amount                                   $74,609,904
   Ending Securitization Value                                    $402,523,438

   Calculation of Required 2000-A SUBI Collection Account Amount
      Collections
         Receipts of Monthly Payments                              $10,344,373
         Sale Proceeds                                             $14,112,867
         Termination Proceeds                                      $44,476,065
         Recovery Proceeds                                            $986,044
         Total Collections                                         $69,919,350

         Servicer Advances                                         $25,278,600
         Reimbursement of Previous Servicer Advances              ($17,495,920)

      Required 2000-A SUBI Collection Account Amount               $77,702,030

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance      $41,590,515
      Current Period Monthly Payment Advance                          $725,348
      Current Period Sales Proceeds Advance                        $24,553,252
      Current Reimbursement of Previous Servicer Advance          ($17,495,920)
      Ending Period Unreimbursed Previous Servicer Advances        $49,373,195

   Collection Account
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      Deposits to 2000-A SUBI Collection Account                   $77,702,030
      Withdrawals from 2000-A SUBI Collection Account
         Servicing Fees                                               $397,611
         Note Distribution Account Deposit                          $2,218,954
         Reserve Fund Deposit - Subordinated Noteholder Interest      $180,548
         Certificate Distribution Account Deposit                     $273,741
         Monthly Principal Distributable Amount                    $74,609,904
         Reserve Fund Deposit - Excess Collections                     $21,272
         Payments to Transferor                                             $0
      Total Distributions from 2000-A SUBI Collection Account      $77,702,030

   Note Distribution Account
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      Amount Deposited from the Collection Account                 $76,828,858
      Amount Deposited from the Reserve Account                             $0
      Amount Paid to Noteholders                                   $76,828,858

   Certificate Distribution Account
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      Amount Deposited from the Collection Account                    $273,741
      Amount Deposited from the Reserve Account                             $0
      Amount Paid to Certificateholders                               $273,741



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   Distributions
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      Monthly Principal Distributable Amount                   Current Payment  Ending Balance Per $1,000  Factor
      Class A-1 Notes                                                       $0              $0     $0.00    0.00%
      Class A-2 Notes                                                       $0              $0     $0.00    0.00%
      Class A-3 Notes                                               $9,595,253              $0    $31.98    0.00%
      Class A-4 Notes                                              $65,014,651    $324,645,349   $166.85   83.32%
      Subordinated Note                                                     $0     $30,951,089     $0.00  100.00%
      Class B Certificates                                                  $0     $46,927,000     $0.00  100.00%

      Interest Distributable Amount                            Current Payment      Per $1,000
      Class A-1 Notes                                                       $0           $0.00
      Class A-2 Notes                                                       $0           $0.00
      Class A-3 Notes                                                  $53,094           $0.18
      Class A-4 Notes                                               $2,165,860           $5.56
      Subordinated Note                                               $180,548           $5.83
      Class B Certificates                                            $273,741           $5.83

   Carryover Shortfalls
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                                                                    Prior Period
                                                                      Carryover  Current Payment  Per $1,000
      Class A-1 Interest Carryover Shortfall                                $0              $0        $0
      Class A-2 Interest Carryover Shortfall                                $0              $0        $0
      Class A-3 Interest Carryover Shortfall                                $0              $0        $0
      Class A-4 Interest Carryover Shortfall                                $0              $0        $0
      Subordinated Note Interest Carryover Shortfall                        $0              $0        $0
      Certificate Interest Carryover Shortfall                              $0              $0        $0

   Reserve Account
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      Beginning Period Required Amount                            $104,458,821
      Beginning Period Amount                                     $104,458,821
      Net Investment Earnings                                         $104,240
      Current Period Deposit                                          $201,820
      Reserve Fund Draw Amount                                              $0
      Release of Excess Funds                                         $306,060
      Ending Period Required Amount                               $104,458,821
      Ending Period Amount                                        $104,458,821

   Residual Value Losses
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                                                                Current Period     Cumulative
      Net Sale Proceeds                                            $58,363,816    $601,210,449
      Residual Values                                              $62,760,488    $633,362,015
      Residual Value Losses                                         $4,396,672     $32,151,567

   Receivables Data
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      Beginning of Period Lease Balance                           $528,713,029
      End of Period Lease Balance                                 $446,018,961

      Delinquencies Aging Profile - End of Period
       Lease Balance                                              Dollar Amount      Percentage
         Current                                                  $408,358,143          91.56%
         1-29 days                                                 $32,593,215           7.31%
         30-59 days                                                 $3,847,869           0.86%
         60-89 days                                                   $797,795           0.18%
         90-119 days                                                  $304,604           0.07%
         120+ days                                                    $117,335           0.03%
         Total                                                    $446,018,961         100.00%
         Delinquent Receivables +30 days past due                   $5,067,603           1.14%

      Credit Losses                                             Current Period      Cumulative
         Liquidated Lease Balance                                     $474,324     $16,461,776
         Liquidation Proceeds                                         $330,100     $11,859,221
         Recovery Proceeds                                             $25,687        $525,372
         Net Credit Losses                                            $118,537      $4,077,183



   NOTE: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.


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